Exhibit 10.46





                                  $3,000,000.00


                                 AMENDMENT NO. 2

                                       TO

                           LOAN AND SECURITY AGREEMENT

                    originally dated as of February 18, 1998

                                  by and among

                              PHC OF MICHIGAN, INC.
                              PHC OF VIRGINIA, INC.
                                PHC OF UTAH, INC.

                           (collectively, "Borrower")

                                       and

                         HELLER HEALTHCARE FINANCE, INC.
                           (f/k/a HCFP FUNDING, INC.)

                                   ("Lender")




                           Amended as of May ___, 2001

                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this ___ day of May, 2001, by and among PHC OF MICHIGAN, INC., a Massachusetts corporation, PHC OF UTAH, INC., a Massachusetts corporation, and PHC OF VIRGINIA, INC., a Massachusetts corporation (collectively, "Borrower"), and HELLER HEALTHCARE FINANCE, INC. f/k/a HCFP FUNDING, INC., a Delaware corporation ("Lender").

                                    RECITALS

     WHEREAS, pursuant to that certain Loan and Security Agreement dated as of February 18, 1998 (as previously amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of February 17, 2000, as amended hereby and as it may be further amended, modified and restated from time to time, collectively, the "Loan Agreement") by and among Lender and Borrower, Lender agreed to make available to Original Borrower a revolving credit loan (the "Loan")

     WHEREAS, Borrower and Lender wish to make certain additional changes to the financing arrangements as set forth in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

     Section 1. Definitions. Unless otherwise defined in this Amendment, all capitalized terms shall have the meanings assigned to such terms in the Loan Agreement.

     Section 2. Increase in Maximum Loan Amount. Effective as of the date of this Amendment, Lender agrees to increase the Maximum Loan Amount from Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) to Three Million and No/100 Dollars ($3,000,000.00).

     Section 3. Amendment to Loan Agreement.

     (a) Section 2.1(a) of the Loan Agreement is hereby amended and restated to read as follows:

     (a) The maximum aggregate principal amount of credit extended by Lender to Borrower hereunder (the "Loan") that will be outstanding at any time is Three Million and No/100 Dollars ($3,000,000.00) (the "Maximum Loan Amount").

     (b) Section 2.8(a) of the Loan Agreement is hereby amended and restated to read as follows:

     (c) Subject to Lender's right to cease making Revolving Credit Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect until February 18, 2003, and this Agreement shall automatically renew itself for one-year periods thereafter. unless terminated as provided in this Section 2.8."

     Section 4. Fee. In consideration of Lender's agreement to increase the Maximum Loan Amount, Borrower agrees to unconditionally pay to Lender a fee (the "Fee") equal to Seven Thousand Five Hundred and No/100 Dollars ($7,500.00). Borrower hereby authorizes Lender to deduct the amount of the Fee from the next Revolving Credit Loan made by Lender under the Loan Agreement after the effective date hereof.

     Section 5. Costs. Borrower shall be responsible for the payment of all costs of Lender incurred in connection with the preparation of this Amendment, including but not limited to the reasonable fees of Lender's in-house counsel.

     Section 6. Effective Date. This Amendment shall be effective upon the execution and delivery to Lender of this Amendment by each Borrower.

     Section 7. Reference to the Effect on the Loan Agreement.

     (a) Upon the effectiveness of the Amendment, each reference in the Loan Agreement to "this agreement," "hereunder," "hereof," "herein" or words of similar import shall be a reference to the Loan Agreement as amended by the Amendment.

     (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of the Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

     Section 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

     Section 9. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     Section 10. Counterparts. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.




                               [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

                                    LENDER:

                                    HELLER HEALTHCARE FINANCE, INC.
                                    (f/k/a HCFP FUNDING, INC.), a Delaware
                                    corporation

                                    By:  /s/ Brett Robinson
                                    Name:    Brett Robinson
                                    Title:   Vice President


                                    BORROWER:

                                    PHC OF MICHIGAN, INC., a Massachusetts
                                    corporation


                                    By:  /s/ Paula C. Wurts
                                    Name:    Paula C. Wurts
                                    Title:   Chief Financial officer


                                    PHC OF UTAH, INC., a Massachusetts
                                    corporation


                                    By:  /s/ Paula C. Wurts
                                    Name:    Paula C. Wurts
                                    Title:   Chief Financial officer


                                    PHC OF VIRGINIA, INC., a Massachusetts
                                    corporation


                                    By:  /s/ Paula C. Wurts
                                    Name:    Paula C. Wurts
                                    Title:   Chief Financial officer